Exhibit 10.5
                            UNSECURED PROMISSORY NOTE

U.S. $1,535,000                                          DATED October 19, 2003

       FOR VALUE RECEIVED, the undersigned, STEAKHOUSE PARTNERS, INC. ("Steakhouse Partners") and PARAGON STEAKHOUSE RESTAURANTS, INC. (collectively with Steakhouse Partners, the "Borrowers"), jointly and severally HEREBY PROMISE TO PAY to the order of Critical Capital Growth Fund, L.P. ("Lender") the principal sum of One Million Five Hundred Thirty Five Thousand United States Dollars ($1,535,000) together with interest thereon at an annual rate equal to six percent (6%) subject to the terms and conditions set forth in this Note.

       This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the First Amended Plan of Reorganization filed by the Debtors on September 29, 2003 (the "Plan"). Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Plan.

       This Note and all of the terms and conditions and the obligations of the parties hereunder are expressly conditioned upon approval by the Bankruptcy Court of this Note and confirmation of the Plan.

       Borrowers will make payments under this Note in accordance with the payment schedule set forth in Schedule 1 hereto. All payments of principal and interest on this Note shall be made by check at Critical Capital Growth Fund, LP c/o Sands Brothers, 90 Park Avenue, 39th Floor, New York, NY 10016 or at such other place in the United States of America as designated by Lender in writing or by wire transfer of immediately available funds to an account as designated by Lender in writing. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day (as defined in the Plan), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case not be included in the computation of payment of interest.

       Borrowers may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal and/or interest balance due under this Note.

       If Borrowers shall fail to pay when due any payment of principal or interest on this Note and such failure continues for fifteen (15) days after Lender notifies Borrowers in writing, Lender may, at its option, (i) by written notice to Borrowers, declare the entire unpaid principal balance of this Note, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Borrowers all sums due under this Note. Notwithstanding anything herein to the contrary, in no event shall interest be charged under this Note which would violate any applicable law. If the rate of interest provided for herein would otherwise exceed the maximum rate permitted by applicable law, then the interest rate shall be reduced to the maximum rate permitted by applicable law.

       The rights and remedies of Lender under this Note shall be cumulative and not alternative. No waiver by Lender of any right or remedy under this Note shall be effective unless in a writing signed by Lender. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Lender will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Lender arising out of this Note can be discharged by Lender, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing; signed by Lender; (b) no waiver that may be given by Lender will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Borrowers will be deemed to be a waiver of any obligation of Borrowers or of the right of Lender to take further action without notice or demand as provided in this Note. Borrowers hereby waive presentment, demand, protest and notice of dishonor and protest.

       All notices and other communications required or permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given (a) when hand-delivered to the other party; (b) when received when sent by facsimile on a Business Day at the address and number set forth below; (c) five (5) business days after deposit in the U.S. mail with first class or certified mail receipt requested, postage prepaid, and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the applicable party as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

       If to Lender:

             Critical Capital Growth Fund, LP
             c/o Sands Brothers
             90 Park Avenue
             New York, NY 10016

       If to Borrowers:

             Steakhouse Partners, Inc.
             Attn: Susan Schulze-Claasen, Esq.
             10200 Willow Creek Road
             San Diego, California 92131
             Fax No: (858) 689-2328

        With copies to:

             Latham & Watkins LLP
             Attn: Peter M. Gilhuly, Esq.
             633 West Fifth Street, Suite 4000
             Los Angeles, California 90071-2007
             Fax No.: (213) 891-8763

       A party may change or supplement the addresses given above, or designate additional addresses, by giving the other party written notice of the new address in the manner set forth above.

       If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

       This Note will be governed by the laws of the State of California without regard to conflicts of laws principles.

       Each party shall pay its own legal fees and expenses incurred in connection with the execution of this Note. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Note, the prevailing party (as determined by the trier of fact) shall be paid by the other party a reasonable sum for attorney's fees and expenses (as determined by the trier of fact) of the prevailing party.

       This Note shall bind Borrowers and their successors and assigns. This Note shall not be assigned or transferred by Lender without the express prior written consent of Borrowers.

       This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, Borrowers have executed and delivered this Note as of the date first stated above.

                          STEAKHOUSE PARTNERS, INC., a Debtor
                          and Debtor in Possession

                      By:        /s/ A. Stone Douglass
                          -----------------------------------------------------
                                 Name: A. Stone Douglass
                                 Title: President and CEO


                          PARAGON STEAKHOUSE RESTAURANTS, INC., a Debtor and Debtor in Possession

                      By:        /s/ A. Stone Douglass
                          -----------------------------------------------------
                                 Name: A. Stone Douglass
                                 Title: President and CEO

ACKNOWLEDGED AND AGREED:

LENDER:

By: ______________________________
Name: ______________________________
Title:________________________________

                                   SCHEDULE 1

                                              Interest
  Period #    Payments        Principal          @ 6%         Total Due
  --------    --------        ---------       --------        ---------

                                                            $1,535,000.00
           1  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
           2  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
           3  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
           4  ($7,675.00)          $0.00     ($7.675.00)    $1,535,000.00
           5  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
           6  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
           7  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
           8  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
           9  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          10  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          11  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          12  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          13  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          14  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          15  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          16  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          17  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          18  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          19  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          20  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          21  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          22  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          23  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          24  ($7,675,00)          $0.00     ($7,675.00)    $1,535,000.00
          25  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          26  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          27  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          28  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          29  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          30  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          31  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          32  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          33  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          34  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          35  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          36  ($7,675.00)          $0.00     ($7,675.00)    $1,535,000.00
          37 ($47,000.00)   ($39,325.00)     ($7,675.00)    $1,495,675.00
          38 ($47,000.00)   ($39,521.63)     ($7,478.38)    $1,456,153.38
          39 ($47,000.00)   ($39,719.23)     ($7,280.77)    $1,416,434.14
          40 ($47,000.00)   ($39,917.83)     ($7,082.17)    $1,376,516.31
          41 ($47,000.00)   ($40,117.42)     ($6,882.58)    $1,336,398.89
          42 ($47,000.00)   ($40,318.01)     ($6,681.99)    $1,296,080.89
          43 ($47,000.00)   ($40,519.60)     ($6,480.40)    $1,255,561.29
          44 ($47,000.00)   ($40,722.19)     ($6,277.81)    $1,214,839.10
          45 ($47,000.00)   ($40,925:80)     ($6,074.20)    $1,173,913.30
          46 ($47,000.00)   ($41,130.43)     ($5,869.57)    $1,132,782.86
          47 ($47,000.00)   ($41,336.09)     ($5,663.91)    $1,091,446.78

          48 ($47,000.00)   ($41,542.77)     ($5,457.23)    $1,049,904.01
          49 ($47,000.00)   ($41,750.48)     ($5,249.52)    $1,008,153.53
          50 ($47,000.00)   ($41,959.23)     ($5,040.77)      $966,194.30
          51 ($47,000.00)   ($42,169.03)     ($4,830.97)      $924,025.27
          52 ($47,000.00)   ($42,379.87)     ($4,620.13)      $881,645.40
          53 ($47,000.00)   ($42,591.77)     ($4,408.23)      $839,053.62
          54 ($47,000.00)   ($42,804.73)     ($4,195.27)      $796,248.89
          55 ($47,000.00)   ($43,018.76)     ($3,981.24)      $753,230.13
          56 ($47,000.00)   ($43,233.85)     ($3,766.15)      $709,996.29
          57 ($47,000.00)   ($43,450.02)     ($3,549.98)      $666,546.27
          58 ($47,000.00)   ($43,667.27)     ($3,332.73)      $622,879.00
          59  ($47,00000)   ($43,885,61)     ($3,114.39)      $578,993.39
          60 ($47,000.00)   ($44,105.03)     ($2,894.97)      $534,888.36
          61 ($47,000.00)   ($44,325.56)     ($2,674.44)      $490,562.80
          62 ($47,000.00)   ($44,547.19)     ($2,452.81)      $446,015.62
          63 ($47,000.00)   ($44,769.92)     ($2,230.08)      $401,245.69
          64 ($47,000.00)   ($44,993.77)     ($2,006.23)      $356,251.92
          65 ($47,000.00)   ($45,218.74)     ($1,781.26)      $311,033.18
          66 ($47,000.00)   ($45,444.83)     ($1,555.17)      $265,588.35
          67 ($47,000.00)   ($45,672.06)     ($1,327.94)      $219,916.29
          68 ($47,000.00)   ($45,900.42)     ($1,099.58)      $174,015.87
          69 ($47,000.00)   ($46,129.92)       ($870.08)      $127,885.95
          70 ($47,000.00)   ($46.360.57)       ($639.43)       $81,525.38
          71 ($47,000.00)   ($46,592.37)       ($407.63)       $34,933.01
          72 ($35,107.67)   ($34,933.00)       ($174.67)            $0.00
          ---------------------------------------------------------------
TOTALS    ($1,956,407.67) ($1,535,000.00)  ($421,407.67)
          ---------------------------------------------------------------